Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

Exhibit 10.5
EIGHTH AMENDMENT
TO
AMENDED AND RESTATED
BOVINE VACCINE DISTRIBUTION AGREEMENT

This Eighth Amendment ("Eighth Amendment") is entered into as of the 20th day of August 2013 ("Effective Date") by and between DIAMOND ANIMAL HEALTH, INC., d/b/a HESKA DES MOINES, an Iowa corporation with offices at 2538 Southeast 43rd Street, Des Moines, Iowa 50317 ("Diamond") and AGRI LABORATORIES, LTD., a Delaware corporation, with offices at 20927 State Route K, St. Joseph, Missouri 64505 ("Distributor") as an amendment to that certain Amended and Restated Bovine Vaccine Distribution Agreement dated as of September 30, 2002 between Diamond and Distributor (the "Original Agreement"), as amended by that certain First Amendment dated as of September 20, 2004 (the "First Amendment") that certain Second Amendment dated as of December 10, 2004 (the "Second Amendment")  that certain Third Amendment dated as of May 26, 2006 (the "Third Amendment") that certain Fourth Amendment dated as of November 16, 2007 (the "Fourth Amendment") that certain Fifth Amendment dated as of December 23, 2010 (the “Fifth Amendment”) that certain Sixth Amendment dated as of July 25, 2011 (the Sixth Amendment”) that certain Seventh Amendment dated as of February 1, 2013 (“the Seventh Amendment”) (collectively, the "Agreement").

WHEREAS, Diamond and Distributor are parties to the Agreement providing for the distribution of certain bovine antigens; and

WHEREAS, Diamond and Distributor desire to amend the Agreement on the terms and conditions of this Eighth Amendment.

 Exhibit A, attached hereto, shall hereby revise and update the pricing of Exhibit A as stated in the Seventh Amendment to the Original Agreement.

Notwithstanding any provision of the Agreement to the contrary, this Eighth Amendment shall be publicly available information for SEC filing, press release and other discussion purposes; provided, the parties shall agree to a draft of the Eighth Amendment (the “Redacted Version”) including highlighted items which shall be redacted from any initial SEC filing and shall be deemed Confidential Information under Section 13.05 of the Agreement.  If the parties do not mutually agree on the Redacted Version within thirty (30) days after the Effective Date, this Eighth Amendment shall be null and void.

 This Eighth Amendment is hereby incorporated by reference into the Agreement as if fully set forth therein, the Agreement as amended by this Eighth Amendment shall continue in full force and effect following execution and delivery hereof, and references to the term "Agreement" shall include this Eighth Amendment.  In the event of any conflict between the terms and conditions of the Original Agreement, First Amendment, Second Amendment, Third Amendment, Fourth Amendment, Fifth Amendment, Sixth Amendment, Seventh Amendment, and this Eighth Amendment, the terms and conditions of this Eighth Amendment shall control.

IN WITNESS WHEREOF, the parties have caused this Eighth Amendment be executed by their duly authorized representatives as of the date first written above.

DIAMOND ANIMAL HEALTH, INC.
d/b/a Heska Des Moines

By:           /s/ Laurie Peterson
Its:           Vice President

AGRI LABORATORIES, LTD.

By:   /s/ Steve Schram
Its:           CEO/President

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information, marked “[***]” in this exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

Exhibit A

LEAD TIME FOR HESKA – DIAMOND ANIMAL HEALTH: FIVE (5) MONTHS

Product / Size	DAH Item Number	2014 PRICE LIST
Titanium 3 (50ds)	[***]	[***]
Titanium 3 (10ds)	[***]	[***]
Titanium 5 (50ds)	[***]	[***]
Titanium 5 (10ds)	[***]	[***]
Titanium 5 L5 (5ds) (HB Claim)	[***]	[***]
Titanium 5 L5 (10ds) (HB Claim)	[***]	[***]
Titanium 5 L5 (50ds) (HB Claim)	[***]	[***]
Titanium BRSV 3 (50ds)	[***]	[***]
Titanium IBR (50ds)	[***]	[***]
Titanium IBR (10ds)	[***]	[***]
Titanium 4 L5 (50dose) (Non HB Claim)	[***]	[***]
Titanium 4 L5 (50ds) (HB Claim)	[***]	[***]
Titanium IBR LP (50ds)	[***]	[***]
Titanium 3 LP (50ds)	[***]	[***]
MasterGuard 10 (10ds)	[***]	[***]
MasterGuard 10 (25ds)	[***]	[***]
Master Guard 5 (25ds)	[***]	[***]
MasterGuard Preg 5 (25ds)1	[***]	[***]
[***]	[***]	[***]
Transfer pricing of products above to [***] to be not less than above-otherwise to be determined by AgriLabs.

1 The MasterGuard Preg 5 (25ds) sold in [***] only, is sold as two (2) bottles of product, DAH Item Numbers [***].

Batch Size – Minimum Order Quantity (Minimum Quantity for less than Batch Size: [***] units)
Titanium:	[***]
Titanium	[***]
Titanium IBR LP:	[***]
Titanium 3 LP:	[***]
MG 10:	[***]
MG 5:	[***]
MG Preg 5:	[***]

Set up charge to divide any Minimum Order Quantity into more than one private label batch: [***] for each batch after the first batch.

NOTE:  DATING
Products with [***] dating will have minimum [***].  Special orders that require pulling products off existing orders could have less than
[***] dating and will be communicated to and agreed upon by AgriLabs.

Bulk Packaging

Diamond                              Product                                Size                       Min/Max                         Transfer
Item Number                                                                                            Lot Size                          Price

[***]                           TITANIUM 3                                [***]                       [***]                          [***]

[***]                           TITANIUM 5                                [***]                       [***]                          [***]

[***]                           TITANIUM IBR                           [***]                       [***]                          [***]

Product to be shipped LABELED in a bulk shipper- [***] of product with [***] of Diluent.

NOTE:  These prices are effective starting with deliveries January 1, 2014 through December 31, 2014.
Agri agrees to obtain written approval from Heska for the intended use of each product (including number of doses) prior to the initial bid.  Heska agrees to provide written approval or rejection thereof to Agri within [***] of receipt of each request.

                                                                         Signatures to appear on next page

Signature page to Exhibit A:

DIAMOND ANIMAL HEALTH, INC.                    AGRI LABORATORIES, LTD.
HESKA CORPORATION

BY:         /s/ Laurie Peterson                          BY:             /s/ Steve Schram

TITLE:   General Manager                              TITLE        CEO

DATE:   11 October 2013                                DATE:      10/14/13